EXHIBIT 99.1


[LIFEPOINT INC. LOGO]

FOR IMMEDIATE RELEASE

                        LIFEPOINT, INC. ANNOUNCES AUDITED
                            FINANCIAL RESULTS FOR THE
                        FISCAL YEAR ENDED MARCH 31, 2004

ONTARIO, CALIFORNIA - June 29, 2004- LifePoint, Inc. (AMEX: LFP), a leader in non-invasive drug diagnostic technologies and solutions, today announced audited financial results for the fiscal year ended March 31, 2004. Net loss for the fiscal year ended March 31, 2004 was $7.0 million compared to $16.1 million in fiscal year 2003. Net loss applicable to common stockholders for the fiscal year ended March 31, 2004 was $15.2 million, or $0.36 per share, which included a one-time non-cash charge of $6.5 million for the market price difference for the Series D Preferred Stock at the second round of financing close. This compared to a net loss of $18.4 million, or $0.51 per share for fiscal year 2003.

"We are pleased with the progress made over the past year by LifePoint," stated Linda H. Masterson, President and CEO of LifePoint. "We have successfully completed the major objectives for the year: to hire the experienced personnel to help LifePoint achieve its goals, and to successfully re-launch the IMPACT(R) Test System with an enhanced, updated product. We are now focused on expanding our production capability to meet market demand and to implement our plan to facilitate rapid market acceptance of the product. The most important news to report is that the IMPACT Test System is working well and that the customers are enthusiastic about the product. We look forward to a very exciting and productive fiscal 2005."

LifePoint will host a conference call today at 4:30 PM EDT, (1:30 PM PDT) to discuss the financial results for the fiscal year ended March 31, 2004 and to update participants on LifePoint, Inc. To participate, please dial 1-800-299-7635 (DOMESTIC) AND 1-617-786-2901 (INTERNATIONAL) or listen via web cast at www.LifePointInc.com .

                                   --- MORE---

                                LifePoint, Inc.
                            Statements of Operations

                                                           For fiscal years
                                                            Ended March 31,
                                                          2004          2003
                                                       ----------    ----------
                                                            (in millions)

Net revenues                                           $    0.0      $    0.0
COSTS AND EXPENSES:
Cost of sales                                               0.1           1.3
Selling, general and administrative expense                 3.3           4.6
Research and development                                    4.1           9.8
                                                       ----------    ----------
       Total costs and expenses                             7.5          15.7
                                                       ----------    ----------
Loss from operations                                       (7.5)        (15.7)
Other income (expense) net                                  0.5           0.4
                                                       ----------    ----------
Net loss                                                   (7.0)        (16.1)
Less beneficial conversion expense                         (6.5)         --
Less accrued preferred dividend expense                    (1.7)         (1.3)
                                                       ----------    ----------
Loss applicable to common stockholders                 $  (15.2)     $  (18.4)

  Weighted average common shares outstanding               42.3          35.8
  Net loss per common share                            $   (0.36)    $   (0.51)



                                 LifePoint, Inc.
                                 Balance Sheets

                                                           For fiscal years
                                                            Ended March 31,
                                                          2004          2003
                                                       ----------    ----------
                                                            (in millions)
ASSETS
Current assets:
   Cash and cash equivalents                           $    3.7      $    0.1
   Accounts receivable, net                                 0.1          --
   Inventories                                              2.3           2.4
   Prepaid expenses and other current assets                0.2           0.3
                                                       ----------    ----------
Total current assets                                        6.3           2.8
Property and equipment                                      4.8           4.7
Less: accumulated depreciation                             (2.9)         (2.3)
                                                       ----------    ----------
   Net property and equipment                               1.9           2.4
Patents and other intangible assets                         0.6           0.7
                                                       ----------    ----------
Total assets                                           $    8.8      $    5.9
                                                       ==========    ==========

                                  --- MORE---

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued expenses               $    2.0      $    3.6
   Notes payable                                            0.1           0.4
   Notes payable - bank                                     0.2          --
   Capital lease, short-term                               --             0.4
                                                       ----------    ----------
Total current liabilities                                   2.3           4.4
Long-term debt                                              0.2           1.6
                                                       ----------    ----------
Total liabilities                                           2.5           6.0

Stockholders' equity:
   Common stock                                             0.1          --
   Additional paid-in capital                              78.2          58.0
   Dividends payable in common stock                        1.3          --
   Accumulated deficit                                    (73.3)        (58.1)
                                                       ----------    ----------
Total stockholders' equity                                  6.3          (0.1)
Total liabilities and stockholders' equity             $    8.8      $    5.9


ABOUT LIFEPOINT, INC

LifePoint, Inc., a leader in non-invasive drug diagnostic technologies and solutions, has developed, manufactures and markets the IMPACT TEST SYSTEM - a rapid diagnostic testing, screening and drug monitoring device for use in the workplace, ambulances, pharmacies, law enforcement and home healthcare markets. LifePoint's patented and proprietary technologies for the use of saliva as a non-invasive, blood-comparable test specimen, used in conjunction with the flow immunosensor technology licensed from the United States Navy, has allowed LifePoint to develop a broadly applicable, rapid, on-site diagnostic test system. The first product simultaneously detects drugs of abuse and alcohol, and the initial three target markets - law enforcement, industrial workplace and medical emergency room - are estimated to be over $1.6 billion.

This press release contains forward-looking statements regarding future events and the future performance of LifePoint, Inc. that involve risks and uncertainties that could cause actual results to differ materially. These risks include, but are not limited to, potential need for additional financing, FDA 510(k) clearance in medical markets, dependence on third parties for certain marketing efforts, and market acceptance. These risks are described in further detail in the Company's reports filed with the Securities and Exchange Commission.

LIFEPOINT(R) and IMPACT(R) are trademarks of LifePoint, Inc.

CONTACTS:                                                INVESTORS:
LifePoint, Inc.                                          Cameron Associates
Linda H. Masterson, CEO & President                      Lester Rosenkrantz
(909) 418-3000 x 400                                     212-245-8800  ext. 212
e-mail: LifePoint@LFPT.com
Web site: www.LifePointInc.com

                                      #####